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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 28, 2007

                       STARM Mortgage Loan Trust 2007-3
                       --------------------------------
                 (Exact name of the issuing entity) Commission
               File Number of the issuing entity: 333-130373-28

               MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
               ------------------------------------------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-130373

                        UBS Real Estate Securities Inc.
                       --------------------------------
            (Exact name of the sponsor as specified in its charter)

                      Delaware                       06-1204982
          (State or Other Jurisdiction of        (I.R.S. Employer
                   Incorporation) No.)             Identification


                          1285 Avenue of the Americas
              New York, New York                              10019
              ------------------                             --------
   (Address of Principal Executive Offices)                 (Zip Code)

             Registrant's telephone number, including area code (212) 713-2000
                                                                --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8
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Item 8.01   Other Events.

                  The Registrant has retained Sidley Austin LLP as counsel in respect of various transactions under its Form S-3 Registration Statement (Commission File No. 333-130373). Sidley Austin LLP has provided Legal Opinions that are hereby incorporated by reference to the said Registration Statement and are attached hereto as
            Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.


Section 9
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Item 9.01   Financial Statements and Exhibits.
---------   ---------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits.
            --------

      5.1 Opinion of Sidley Austin LLP as to legality pursuant to Regulation S-K, Item 601(b)(5); and Consent of Counsel pursuant to Regulation S-K, Item 601(b)(23).

      8.1 Opinion of Sidley Austin LLP as to certain tax matters pursuant to Regulation S-K, Item 601(b)(8).

      23.1 Consent of Sidley Austin LLP pursuant to Regulation S-K, Item 601(b)(23) incorporated by reference to Exhibit 5.1

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORTGAGE ASSET SECURITIZATION
                                    TRANSACTIONS, INC.



                                    By: /s/ Agnes Teng
                                       ---------------------------
                                        Name:   Agnes Teng
                                        Title:  Associate Director

                                    By: /s/ Sameer Tikoo
                                       ---------------------------
                                        Name:   Sameer Tikoo
                                        Title:  Associate Director


Dated:  June 28, 2007

                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

5.1 Opinion of Sidley Austin LLP as to legality pursuant to Regulation S-K, Item 601(b)(5); and Consent of Counsel pursuant to Regulation S-K, Item 601(b)(23).

8.1 Opinion of Sidley Austin LLP as to certain tax matters pursuant to Regulation S-K, Item 601(b)(8) incorporated by reference to Exhibit 5.1.

23.1              Consent of Sidley Austin LLP pursuant to Regulation S-K,
                  Item 601(b)(23) incorporated by reference to Exhibit 5.1